UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 18, 2018

National Beverage Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14170	59-2605822
(Commission File Number)	(IRS Employer Identification No.)

8100 SW Tenth Street, Suite 4000
Fort Lauderdale, Florida	33324
(Address of Principal Executive Offices)	(Zip Code)

(954) 581-0922
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01      Other Events

On October 18, 2018 the company issued a news release entitled “LaCroix Essences Confirmed As ‘Natural’”. The release is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibit

(d) Exhibits

Exhibit 99.1      News release entitled “LaCroix Essences Confirmed As ‘Natural’”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Beverage Corp. (Registrant)

Date: October 19, 2018	/s/ George R. Bracken
George R. Bracken
Executive Vice President – Finance
Principal Financial Officer

EXHIBIT INDEX

Exhibit 99.1	News release entitled “LaCroix Essences Confirmed As ‘Natural’”